EXHIBIT 10.1



                              EMPLOYMENT AGREEMENT

                                     Between


                       TELZUIT MEDICAL TECHNOLOGIES, INC.

                                       And

                        RONALD EARL BREININGER, JR., M.D.


                                October 10, 2005

                              EMPLOYMENT AGREEMENT
                              --------------------
                                MEDICAL DIRECTOR
                                ----------------

     This Employment Agreement (the "AGREEMENT"), dated as of October __, 2005 (the "EFFECTIVE DATE"), is by and between TELZUIT MEDICAL TECHNOLOGIES, INC.
(the "COMPANY"), a Florida corporation having its principal office at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 and RONALD EARL BREININGER, JR., M.D., an individual maintaining an address at
                                                         -----------------------
                               (the  "EMPLOYEE").
------------------------------

                             BACKGROUND INFORMATION

     The Company is in the business of researching, designing, developing, marketing and selling ambulatory medical devices and services (collectively, the "SERVICES"). The Company wishes to secure the employment services of the Employee for a definite period of time and upon the particular terms and conditions hereinafter set forth. The Employee is willing to be so employed. Accordingly, the parties agree as follows:

                              OPERATIVE PROVISIONS

     1.  Employment and Term. The Company hereby employs Employee and the latter
         -------------------
hereby accepts employment by the Company commencing on the date of this Agreement (the "COMMENCEMENT DATE") and ending twelve (12) months after the Commencement Date, unless sooner terminated as herein provided (the "INITIAL TERM"). Thereafter, this Agreement may be renewed for additional one (1) year terms upon the written agreement of the parties (each a "SUCCESSOR TERM"). Each party agrees to notify the other party in writing at least sixty (60) days prior to the expiration of this Agreement of its intention to renew or not to renew this Agreement.

     2. Duties. During the term of this Agreement, whether Initial or Successor,
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the  Employee  shall  serve  as Medical Director, and shall have such duties and responsibilities customarily assigned to individuals serving in such position and such other duties consistent with Employee's title and position as the Board of Directors of the Company (the "BOARD OF DIRECTORS"), or the Chief Executive Officer, specifies from time to time. The specific duties of Employee and the scope of Employee's duties hereunder are set forth in more detail on Exhibit "A"
                                                                     -----------
attached hereto, which is hereby incorporated herein by reference (the "MEDICAL DIRECTOR SERVICES").

     During the term of this Agreement, Employee shall devote such time and attention to the performance of the Medical Director Services to be rendered hereunder as is reasonably necessary to satisfactorily perform the duties contracted for hereunder, which shall be approximately twenty (20) hours per week, and shall at all times use his best efforts to promote the interests and reputation of the Company. The Medical Director Services shall be rendered on a non-exclusive basis, but always with attention to performing the duties set forth hereunder in a diligent, trustworthy, loyal, businesslike and efficient manner, all for the purposes of advancing the business interests of the Company. It is acknowledged that Employee will have flexibility in setting the hours during which he will fulfill his duties and that Employee will not be expected to adhere to a traditional work schedule.

     3. Termination of Employment.
        -------------------------

          a.  Termination.  The Company or the Employee may terminate Employee's
              -----------
     employment at any time, with or without cause, by providing thirty (30) days prior written notice thereof to the other party.

          b. Termination by the Company for Cause. The Board of Directors or the
             ------------------------------------
     Chief Executive Officer of the Company may terminate Employee's employment hereunder for Cause (as such term is defined below), effective immediately, upon furnishing written notice to the Employee. For purposes of this Agreement, "Cause" shall mean a reasonable determination by the Board of Directors of any of the following:

               (i) The Employee's willful misconduct or gross negligence;

               (ii) The Employee's conscious disregard of his obligations hereunder or of any other written duties reasonably assigned to him by the Board of Directors or the Chief Executive Officer of the Company;

               (iii) The Employee's commission of any act involving fraud;

               (iv) A determination by the Board of Directors that the Employee has demonstrated a dependence upon any addictive substance, including alcohol, controlled substances, narcotics or barbiturates; or

               (v) The Employee's default in the due observance or performance of any other covenant or agreement hereunder, which default continues for a period of ten (10) days after written notice thereof is sent to the Employee.

          c.  Death  or  Disability.  The  Employee's employment hereunder shall
              ---------------------
     automatically terminate in the event of the Employee's death or Disability (as such term is defined in Section 7(a) below).
                                 -----------

     Except for any bonus or Fixed Compensation (as such term is defined below) accrued, vested and unpaid as of the date of any termination under this, Section
                                                                         -------
3, the Company shall be under no further obligation to the Employee or to his heirs or personal representatives, and the Employee or his heirs or personal representatives shall not be entitled to receive any other payments or benefits under this Agreement.

     4.  Responsibilities  and  Obligations  of the Employee. During the Term of
         ---------------------------------------------------
this Agreement, including any renewals thereof, the Employee hereby agrees as follows:

          a.  Services  Provided.  The Employee shall provide to the Company the
              ------------------
     Medical Director Services which are customary for and consistent with relevant industry and professional standards. Employee also shall supervise Services delivered by the Company to customers of the Company as are required to be supervised by a physician by law or by good business and clinical practice. A partial list of the specific services to be provided are listed on Exhibit "A" attached hereto, which may be amended, from time
                    ----------
     to time, by mutual written agreement of the parties to include additional Medical Directors Services. The Employee shall have the exclusive responsibility to make all professional judgments and decisions with reference to the Medical Director Services rendered for the Company and regarding the Services provided to the clients of the Company. The Employee agrees to work on Company premises approximately twenty (20) hours per week.

          b.  Cooperation.  Employee agrees to cooperate with the Company in its
              -----------
     efforts to provide Services to its clients, and to cooperate with the Company in maintaining any internal peer review, quality assurance, quality improvement or similar program, utilization review, cost containment or external audit systems or grievance procedures, as required by the Company's reasonable rules; Employee shall provide appropriate input as to the professional component of such processes and procedures.

          c. License. Employee shall maintain in good standing, under applicable
             -------
     laws and regulations, a valid medical license. Employee also agrees to notify the Company immediately, in writing, of any of the following:

               (i) any change, actual or threatened, in the above matter, or of any loss, suspension or material limitation of a medical license, specialty qualification, medical staff membership, clinical privileges at any hospital, or membership in a professional association;

               (ii) any malpractice action filed against or decided adversely to the Employee or any formal professional disciplinary action initiated or taken against Employee, irrespective of any rights of Employee to appeal; and this section shall survive termination of this Agreement as to care delivered to any customers of the Company;

               (iii) any public or private investigation or charges initiated or filed against the Employee relating to the matters referred to in
          Section  4(c)(ii)  above, or matters which might impair the ability of
          ----------------
          the Employee to perform Medical Director Services under this Agreement; and

               (iv) any functional diminution of Employee's ability to provide Medical Director Services under this Agreement.

          d.  Standards.  Employee  agrees  to be bound by all of the reasonable
              --------
     standards of the Company that now exist, or which may be adopted. Nothing in this, Section 4(e) shall limit the Employee's ability to make decisions
               -----------
     about professional matters described in Section 4(a) above.
                                             -----------

          e.  Identification.  Employee agrees that the Company may identify the
              --------------
     Employee as the source of the Medical Director Services and supervisor of Services as is reasonable or legally required.

          f.  Records; Information. Employee agrees to maintain such records and
              --------------------
     medical, financial and administrative information as may be necessary to fulfill the Company's contractual obligations with clients and to fulfill Medicare and Medicaid reporting requirements. The Employee shall provide any relevant information as may reasonably be requested by the Company for the maintenance of such records.

          g.  Accreditation.  Employee  agrees  to take reasonable steps to come
              -------------
     into compliance with any accreditation standards reasonably requested by the Company.

          h.  Maintenance of Credentials. Employee agrees that the credentialing
              --------------------------
     and re-credentialing of medical doctors is an ongoing process. If, at any time, Employee fails to comply with this process, including criteria as now exist or are hereafter amended, this Agreement may be terminated immediately by the Company.

          i. Compliance with Applicable Laws. Employee agrees to conduct himself
             -------------------------------
     in accordance with all applicable state and federal laws and regulations.

          j.  Employee  Inventions.  Each  Employee  Invention  (as such term is
              --------------------
     defined  in Section 7(a) below) will belong exclusively to the Company. The
                 -----------
     Employee acknowledges that all of the Employee's writing, works of authorship and other Employee Inventions are works made for hire and are the property of the Company, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Employee hereby assigns to the Company all of the Employee's right, title, and interest, including all rights of copyright, patent and other intellectual property rights, to or in such Employee Inventions. The Employee covenants that he will promptly:

               (i) disclose to the Company in writing any Employee Invention;

               (ii) assign to the Company or to a party designated by the Company, at the Company's request and without additional compensation, all of the Employee's right to the Employee Invention for the United States and all foreign jurisdictions;

               (iii) execute and deliver to the Company such applications, assignments, and other documents as the Company may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

               (iv) sign all other papers necessary to carry out the above obligations; and

               (v) give testimony and render any other assistance (but without expense to the Employee) in support of the Company's rights to any Employee Invention.

     5. Responsibilities and Obligations of the Company. During the Term of this
        -----------------------------------------------
Agreement, including any renewals thereof, the Company hereby agrees as follows:

          a.  Business.  The Company shall advertise its business and enter into
              --------
     contracts with clients, which contracts might include the provision of certain Services to be supervised by the Employee.

          b.  Facilities.  The  Company  shall  provide,  at  its  sole expense,
              ----------
     appropriate space and facilities, equipment and support staff such that Employee can provide Medical Director Services under this Agreement. Employee shall advise the Company of the commonly accepted professional requirements for such space, equipment and support staff. The Employee agrees to use such facilities for no purpose other than providing Medical Director Services under this Agreement.

          c. Compensation; Bonus; Benefits.
             -----------------------------

               (i) Base Compensation. For the services to be rendered by the Employee under this Agreement, the Company shall pay Employee fixed compensation as follows:

                    A. The Company shall issue to the Employee, as accrued below, Six Thousand shares of the Company's common stock, par value $.001, registered on the Company's S-8 Registration Statement (the "SHARES"), as compensation for Medical Director Services rendered from the Effective Date through December 31, 2005. The Shares shall accrue and be issued to Employee as follows: Two-Thousand Shares (2,000) payable in three equal installments, the first installment within a week of signing this agreement and each of the other installments during the first week of November 2005 and December 2005.

                    B. Thereafter, the Company shall compensate the Employee in the amount of Two Thousand and No/100 Dollars ($2,000) per week (inclusive of any amounts subject to federal or state employment related withholding requirements), payable in weekly installments, or otherwise as the parties may agree in writing (the "FIXED COMPENSATION"). The Employee may, from time to time, be eligible for a merit-based increase in his Fixed Compensation, as the Board of Directors, in its sole discretion, shall determine.

               (ii)  Stock  Bonus.  During  the  term of this Agreement, whether
                     ------------
          Initial or Successor, the Employee may be eligible for an annual stock incentive bonus in an amount determined by the Board of Directors in its sole discretion (the "BONUS"). The annual period used to measure the bonus shall be the Company's fiscal year (the "BONUS YEAR"). The Bonus, if earned and approved by the Board of Directors, in its sole discretion, shall be paid on or before the earlier of: (a) the completion of the Company's audited financial statements for such Bonus Year; or (b) September 15 of the year following the applicable Bonus Year. The Employee must be employed by the Company at the end of the Bonus Year in order to be eligible for consideration to receive a Bonus, provided, however, no Bonus, or portion thereof (regardless of whether the Employee is employed at the end of a Bonus Year), shall be paid to an Employee whose employment is terminated by the Company with or without cause, or terminated by the Employee, after completion of the applicable Bonus Year but prior to the date that the Bonus is payable. Should the Employee die or become disabled, the bonus will be paid on a pro-rata basis at the same time as all other bonuses.

               (iii)  Vacation;  Employee  Benefits.  During  the  term  of this
                      -----------------------------
          Agreement, the Employee shall not be entitled to the following: (a) paid vacation; or (b) life, medical, dental, disability or other benefit plans maintained by the Company for employees.

     6. Non-Disclosure; Prohibited Activities.
        -------------------------------------

          a.  Confidentiality;  Return  of  Company  Property. During Employee's
              -----------------------------------------------
     employment with the Company, the Employee will be exposed to and will receive confidential and proprietary information of the Company or its Affiliates (as such term is defined in Section 7(a) below), including, but
                                             -----------
     not limited to, technical information, computer software, know-how, processes, business and marketing plans, strategies, training and operational procedures, information concerning the Company's products, promotions, development, financing, business policies and practices, and other forms of information in the nature of trade secrets (collectively, the "CONFIDENTIAL INFORMATION"). The Employee agrees that, during the course of his employment with the Company and until the date ending ten
     (10) years following the termination of his employment (including expiration upon non-renewal), the Employee will keep Confidential Information confidential and, except as necessary during the course of his employment, will not disclose any Confidential Information to any person or entity or use for his own account, directly or indirectly, any Confidential Information. Upon the termination of employment, the Employee promptly will supply to the Company all property that has been produced or received by the Employee during his employment with the Company, whether or not related to the Confidential Information. The obligations of this Section 6(a) will
                                                               -----------
     be in addition to any other agreements that the Employee has entered into with the Company regarding the receipt of Confidential Information.

          b.  Non-Solicitation; Non-Disparagement. The Employee will not, during
              -----------------------------------
     the term of this Agreement (whether the Initial or any Successor Term) and for the two (2) year period following the termination of this Agreement for any reason (including expiration of this Agreement upon non-renewal), directly or indirectly: (i) solicit for employment, or employ any person who, at the time of such solicitation or employment, is employed by the Company or its Affiliates or was employed by the Company or its Affiliates during the twelve (12) month period prior to the solicitation or employment or induce or attempt to induce any person to terminate his or her employment with the Company or its Affiliates; or (ii) engage in any conduct or make any statement disparaging or criticizing the Company or any Affiliate of the Company, or any products or services offered by the Company or any Affiliate of the Company.

          c.  Enforcement.  The  Employee acknowledges that (i) the Confidential
              -----------
     Information is a valuable asset of the Company and use of such Confidential Information would allow the Employee to unfairly compete against the Company, (ii) the restrictions contained in this Agreement are reasonable in scope and are necessary to protect the Company's legitimate interests in protecting its business, and (iii) any violation of the restrictions contained in this Agreement will cause significant and irreparable harm to the Company for which the Company has no adequate remedy at law. The parties agree that damages at law, including, but not limited to, monetary damages will or may be an insufficient remedy to the Company and that (in addition to any remedies that are available to Company, all of which shall be deemed to be cumulative and retained by Company and not waived by the enforcement of any remedy available hereunder) the Company shall also be entitled to obtain injunctive relief, including, but not limited to, a temporary restraining order, a temporary or preliminary injunction or a permanent injunction, to enforce the provisions of this Agreement, as well as an equitable accounting of and constructive trust for all profits or other benefits arising out of or related to any such violation, all of which shall constitute rights and remedies to which the Company may be entitled.

          d.  Divisibility of Covenant Period. If any covenant contained in this
              -------------------------------
     Agreement is held to be unreasonable, arbitrary or against public policy, such covenant shall be considered divisible as to time, such that each month within the specified period shall be deemed a separate period of time, resulting in an intended requirement that the longest lesser time determined not to be unreasonable, arbitrary or against public policy shall remain effective and be specifically enforceable against the Employee.

          e.  Intent  of  Parties;  Survival.  The  covenants  of  the  Employee
              -----------------------------
     contained in this Section 6 shall be construed as agreements independent of
                       ---------
     any other provision of Employee's employment (including employment under this Agreement), and the existence of any claim of the Employee against the Company shall not constitute a defense to the enforcement by the Company of any covenant contained in this section. The covenants contained in this
     Section  6  shall  survive  termination,  expiration,  non-renewal  or
     ----------
     cancellation of this Agreement.

     7.     Miscellaneous  Provisions.
            -------------------------

          a. Definitions.
             -----------

                    (i)  "Affiliate".  The  term  "Affiliate," when used in this
                          ---------
               Agreement, shall mean any other person or entity that directly or indirectly controls, or is under common control with, or is controlled by the specified person or entity, and if a person, any member of the immediate family of such individual. As used in this definition, "control" (including, with its correlative
                                  --------
               meanings,  "controlled by" and "under common control with") shall
                          --------------      --------------------------
               mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests,  by  contract,  or  otherwise)  and "immediate family"
                                                              ------------------
               shall mean any parent, child, grandchild, spouse, or sibling.


                    (ii)  "Disability". The term "Disability," when used in this
                          ------------
               Agreement, means that an independent physician or physician selected by the Board of Directors or its designee has determined that the Employee has been substantially unable to render to the Company services of the character contemplated by Section 2 above, by reason of a physical or mental illness or other condition, for more than sixty (60) consecutive days or for shorter periods aggregating more than 120 days in any period of twelve (12) consecutive months.

                    (iii)  "Employee  Invention".  The term "Employee Invention,
                           ---------------------
               when used in this Agreement, means any idea, invention, technique, modification, process, or improvement (whether patentable or not), any design (whether registerable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Employee, either solely or in conjunction with others, during the Employment Period, or a period that includes a portion of the Employment Period, that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by the Company, and any such item created by the Employee, either solely or in conjunction with others, following termination of the Employee's employment with the Company, that is based upon or uses Confidential Information.

          b.  Notices.  All notices under this Agreement shall be in writing and
              -------
     shall be considered as properly given or made if hand delivered, sent by certified mail, overnight delivery service, facsimile or e-mail and addressed to the location set forth in the preamble to this Agreement or to such other address as any party may have designated by like notice furnished to all other parties hereto. All notices shall be deemed effective when deposited in the U.S. mail, received by an overnight carrier or other delivery service or, when sent by facsimile or e-mail, when confirmation of delivery is obtained by the sender.

          c.  Entire  Agreement.  This  Agreement  sets out the entire agreement
              ----------------
     between the parties hereto on the subject matter hereof and supersedes and replaces any and all prior agreements, understandings or arrangements between the parties, written or oral, with respect to the subject matter hereof.

          d.  Amendments;  Waivers.  No  amendment, modification or discharge of
              --------------------
     this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the parties to this Agreement. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

          e. Headings; Counterparts. The headings of this Agreement are inserted
             ----------------------
     for purposes of convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall, together, constitute one and the same instrument. The exchange of copies of this Agreement and any ancillary agreements, and of signature pages, by facsimile transmission shall constitute effective execution and delivery of this Agreement or the ancillary agreements, as applicable, as to the parties and may be used in lieu of the original Agreement or ancillary agreements, as applicable, for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their originals for all purposes.

          f.  Severability.  Every provision of this Agreement is intended to be
              ------------
     severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement

          g.  Assignment.  This  Agreement,  including,  but  not limited to the
              ----------
     agreements  contained  in  Section  6  regarding  confidentiality,
                                ----------
     non-disparagement and non- solicitation shall be assignable by the Company without the prior written consent of the Employee. This Agreement shall inure to the benefit of and be enforceable by the successors and assigns of the Company, including any successor or assign to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock or otherwise. This is a personal service contract which shall not be assignable by the Employee.

          h.  Choice  of  Law;  Venue;  Jurisdiction.  The undersigned expressly
              --------------------------------------
     agree, to the extent not otherwise barred by applicable law, that all terms and provisions hereof shall be governed, interpreted and construed in accordance with the laws of the State of Florida, and that venue, for all purposes, shall lie in Orange County, Florida. The parties further agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this Agreement is one for performance in Florida. The parties to this Agreement hereby agree that each waives any objection, whether constitutional, statutory or otherwise, to a Florida court taking jurisdiction of any dispute between them. By entering into this Agreement, each party understands that he, she or it might be called upon to answer a claim asserted in a Florida court.

          i.  Legal  Fees and Costs. If a legal action is initiated by any party
              ---------------------
     to this Agreement against the other party arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, any and all fees, costs and expenses reasonably incurred by each successful party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the obligation of and shall be paid or reimbursed by the unsuccessful party.

          j.  Waiver.  The  waiver  by the Company of a breach of this Agreement
              ------
     shall not be construed as a waiver of any subsequent breach by the Employee. The refusal or failure of the Company to enforce the restrictive covenants contained herein or contained in any other similar agreement against any other employee, agent, or independent contractor of the Company, for any reason, shall not constitute a defense to the enforcement of this Agreement by the Company against the Employee, nor shall it give rise to any claim or cause of action by such Employee against the Company.

          k.  Acknowledgments:  The  Employee  acknowledges  that  he  has  been
              ---------------
     provided with a copy of this Agreement for review prior to signing it, that the Company has encouraged the Employee to have this Agreement reviewed by his attorney prior to signing it and that the Employee understands the purposes and effects of this Agreement.

          l.  Execution  of  Additional  Documents.  Each party hereto agrees to
              ------------------------------------
     execute and deliver such documents as may be necessary or desirable to carry out the provisions of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

                                             TELZUIT MEDICAL TECHNOLOGIES, INC.


                                             By:
                                                -------------------------------

                                             Its:
                                                 ------------------------------

                                             EMPLOYEE

                                             ----------------------------------
                                            (Print  name)
                                                         ----------------------
                                            (Street Address)
                                                            -------------------
                                            (Facsimile)
                                                       ------------------------
                                            (E-Mail)
                                                    ---------------------------



  [Signature Page to Employment Agreement - Telzuit Medical Technologies, Inc.]

                       EXHIBIT "A" TO EMPLOYMENT AGREEMENT
                             DATED OCTOBER __, 2005
                                 BY AND BETWEEN
          TELZUIT MEDICAL TECHNOLOGIES, INC. AND RONALD EARL BREININGER

                            MEDICAL DIRECTOR SERVICES
                            -------------------------

MEDICAL DIRECTOR SERVICES shall include (as required), but shall not be limited to, the following:

     1. Evaluating the training, credentials and experience of any health practitioners desiring to perform Services for the Company;

     2. Supervising and assuring the proper training of medical employees of the Company in accordance with applicable federal or state rules and regulations;

     3. Assisting in drafting and approving standardized procedures and protocols to be used by the medical employees of the Company, assuring that such procedures and protocols comply with all applicable regulations, and reviewing such protocols at least annually;

     4. Being available by phone to discuss the business of the Company and customer questions and concerns;

     5. Meeting with health professionals as required to review the Company's Services and quality improvement.

     6. Meeting, as required, with Company's management to discuss the Company's business operations.

     7. Meeting with and participating on the Company's medical advisory board.

     8. Signing and being responsible for reporting to appropriate governmental entities regarding Medicare and Medicaid;

     9. Conducting systematic reviews of billings to ensure that the billings are not fraudulent or unlawful;

     10.     Reviewing  patient  files;  and

     11. Rendering such other consulting services as may from time to time be reasonably requested.